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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-92911) and Forms S-8 (No. 333-82407, No. 333-71110 and No. 333-100600) of Elizabeth Arden, Inc. of our report dated March 13, 2003, relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

New York, New York
May 1, 2003